Comerica Incorporated Citigroup Financial Services Investor Conference January 30-31, 2007 Ralph Babb Chairman and Chief Executive Officer

Safe Harbor Statement Any statements in this news release that are not historical facts are forward-looking statements as defined in the Private Securities Litigation Reform Act of 1995. Words such as "anticipates," "believes," "feels," "expects," "estimates," "seeks," "strives," "plans," "intends," "outlook," "forecast," "position," "target," "mission," "assume," "achievable," "potential," "strategy," "goal," "aspiration," "outcome," "continue," "remain," "maintain," "trend," "objective" and variations of such words and similar expressions, or future or conditional verbs such as "will," "would," "should," "could," "might," "can," "may" or similar expressions, as they relate to Comerica or its management, are intended to identify forward- looking statements. These forward-looking statements are predicated on the beliefs and assumptions of Comerica's management based on information known to Comerica's management as of the date of this news release and do not purport to speak as of any other date. Forward-looking statements may include descriptions of plans and objectives of Comerica's management for future or past operations, products or services, and forecasts of Comerica's revenue, earnings or other measures of economic performance, including statements of profitability, business segments and subsidiaries, estimates of credit trends and global stability. Such statements reflect the view of Comerica's management as of this date with respect to future events and are subject to risks and uncertainties. Should one or more of these risks materialize or should underlying beliefs or assumptions prove incorrect, Comerica's actual results could differ materially from those discussed. Factors that could cause or contribute to such differences are changes in the pace of an economic recovery and related changes in employment levels, the effects of war and other armed conflicts or acts of terrorism, the effects of natural disasters including, but not limited to, hurricanes, tornadoes, earthquakes and floods, the disruption of private or public utilities, the implementation of Comerica's strategies and business models, management's ability to maintain and expand customer relationships, management's ability to retain key officers and employees, changes in the accounting treatment of any particular item, the impact of regulatory examinations, declines or other changes in the businesses or industries in which Comerica has a concentration of loans, including, but not limited to, automotive production, the anticipated performance of any new banking centers, the entry of new competitors in Comerica's markets, changes in the level of fee income, changes in applicable laws and regulations, including those concerning taxes, banking, securities and insurance, changes in trade, monetary and fiscal policies, including the interest rate policies of the Board of Governors of the Federal Reserve System, fluctuations in inflation or interest rates, changes in general economic conditions and related credit and market conditions and adverse conditions in the stock market. Comerica cautions that the foregoing list of factors is not exclusive. Forward-looking statements speak only as of the date they are made. Comerica does not undertake to update forward-looking statements to reflect facts, circumstances, assumptions or events that occur after the date the forward-looking statements are made. For any forward-looking statements made in this news release or in any documents, Comerica claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995.

Comerica: A Brief Overview $58 billion in assets Among the top 20 bank holding companies in the U.S. Major markets include Michigan, California, Texas, Arizona and Florida Positive core operating trends in 2006 Approximately $9.4 billion in market capitalization

Lines of Businesses: At a Glance Retail Bank Wealth & Institutional Management Business Bank 393 banking centers 706,000 Personal Banking customers 91,000 Small Business customers Call centers, ATMs, Web Banking Trust services Private Banking Investment management Brokerage and Insurance Lending & Leasing Treasury Management International Trade Services 39% of avg. total deposits in fourth quarter 2006 Opening 30 new banking centers in 2007, mainly in growth markets Not a mass market retail bank Targets small businesses, middle market, business owners and the affluent Solid investment performance Open architecture platform Customized, flexible solutions Efficiency gains #1 Commercial lender as a percent of total assets #7 Commercial lender (total loans) Middle Market represents 33% of avg. total loans in fourth quarter 2006 Loan growth momentum in Texas and Western markets Sound credit standards Sophisticated credit management tools Competitive advantage: Relationship Banking National Platforms Competitive advantage: Relationship Banking National Platforms Competitive advantage: Relationship Banking National Platforms

By Business Segment Midwest Western Texas Florida International Revenue 1549 863 339 63 87 By Business Segment Business Bank Retail Bank W&IM CA FL Revenues 1619 844 408 0.15 0.02 Full Year 2006 Revenues: $2.8 Billion By Business Segment* By Market Segment* Business Bank $1.6B 56% Retail Bank $844MM 30% W&IM $408MM 14% Midwest & Other $1.5B 53% Western $863MM 30% Texas $339MM 12% Florida $63MM 2% *Revenues from continuing operations; Net of Finance / Other: $(30) million; reflects office of origination International $87MM 3%

2006 Accomplishments Average loan growth of 8%* Western: 15% Florida: 25% Texas: 19% Midwest & Other: 1% Solid credit quality FY06 FY05 Net credit-related charge-offs to avg. total loans 15bps 26bps Total net credit-related charge-offs (in millions) $72 $116 Total provision for credit losses (in millions) $42 ($29) New Corporate Treasury Management Products ACH Positive Pay Remote Deposit Capture New Retail Products Suite of reward rich credit cards for small business and individuals Enhanced and repackaged loan and deposit products * Loan growth figures exclude Financial Services Division Analysis of full year 2006 compared to full year 2005

2006 Accomplishments Opened 25 new banking centers Deposits attributed to banking centers open less than three years: $800 million Wealth & Institutional Management efficiency improvements Introduced new employee relocation program: Bank Without Borders Sold Munder Capital Management Focused Mexican business on dollar-based activity Established representative office in Shanghai, China

Midwest & Other Western Texas Florida International 4Q06 Avg Loans Outstanding 22.253841 14.3 6.4 1.9 1.82698 Midwest & Other Western Texas Florida International 4Q05 Average Loans Outstanding 21.4 12.2 5.2 1.5 2.2 Making Progress: Geographic Loan Growth 4Q06: $46.7 billion* 4Q05: $42.5 billion* *Excludes average Financial Services Division loans of $2.8B in 4Q05 and $1.9B in 4Q06, respectively Geography based on office of origination Western includes: CA, AZ, NV, CO, WA Year-over-Year Average Loan Outstandings up 10%*

Solid Credit Quality 4Q05 1Q06 2Q06 3Q06 4Q06 NPA's / Total Loans and ORE 0.0037 0.0032 0.0037 0.0042 0.0049 4Q05 1Q06 2Q06 3Q06 4Q06 Net Credit-Related Charge-offs to Average Total Loans * 0.0025 0.0019 0.0016 0.0006 0.0012 Manufactured Housing portfolio charge-offs 0.0007 4Q05 1Q06 2Q06 3Q06 4Q06 ALLL / Total Loans 0.0119 0.0106 0.0104 0.0106 0.0104 4Q05 1Q06 2Q06 3Q06 4Q06 Net loan charge-offs to total average loans 3.19 3.34 2.78 2.51 2.13 *Includes net loan charge-offs and net lending related commitment charge-offs ** 7 basis points of this total is related to the expected sale of the manufactured housing portfolio

How Comerica Delivers Credit Risk Management Continuous review of policies Quantitatively based risk models Credit Loss Forecasting model Migration studies Independent Asset Quality Review function Highly effective Special Asset Group

Automotive Manufacturer Exposure Declining 12/04 12/05 12/06 Exposure: Dealer $ 5.6 $ 6.6 $ 7.4 Other Automotive: Domestic Ownership $ 3.7 $ 3.3 $ 2.9 Foreign Ownership 1.8 1.5 1.3 Total Other Automotive $ 5.5 $ 4.8 $ 4.2 (13)% Outstandings: Dealer $ 4.2 $ 4.8 $ 5.6 Other Automotive: Domestic Ownership $ 2.1 $ 2.0 $ 1.7 Foreign Ownership 0.7 0.7 0.5 Total Other Automotive $ 2.8 $ 2.7 $ 2.2 (19)% 4Q05 1Q06 2Q06 3Q06 4Q06 NPA's 22 20 43 49 46 4Q05 1Q06 2Q06 3Q06 4Q06 Net Loan Charge-offs 4 8 3 3 2 Period-end in $ billions Exposure includes committed and discretionary facilities (undrawn and outstanding)

Commercial Real Estate Loan Portfolio 12% year-over-year average loan growth Adhere to conservative lending policies Full year 2006 net loan charge-offs of $13 million Owner Occupied/Other* Real Estate Construction Commercial Mortgage 4Q06 8753 3436 1530 4Q06: $13.7 billion Fourth quarter 2006 averages in $billions *Included in Commercial Real Estate line of business

Commercial Real Estate Line of Business 14% of total outstandings Geographically diverse 17% of total nonaccrual loans (57 bps of portfolio) Full year 2006 net charge-offs of $2 million Midwest & Other Western Texas Florida 12/31/2006 2589 2567 1013 398 4Q06: $6.6 billion* Represents non-owner occupied CRE Fourth quarter 2006 averages in $billions *Includes $1.7 billion in loans not secured by Real Estate; geography reflects office of origination

Diversified Shared National Credit Portfolio Approx. 995 borrowers 19% of total outstanding Industry diversification mirrors total loan book Less than 1% of total nonaccrual loans (1 bp of portfolio) Full year 2006 net loan charge-offs of $2 million Middle Market Commercial Real Estate Global Corporate Banking National Dealer Services Energy Other 12/31/2006 1934 1997 2839 462 998 576 December 31, 2006: $8.8 billion Period-end outstandings as of December 31, 2006

Building Deeper Relationships and Growing Fee Income Cross-Selling increases customer loyalty and the return on the relationship: Treasury Management Comerica Securities Trust and Pension Services Trade Finance Foreign Exchange Private Banking On the Job Banking

Deposits in Competitive Environment Increase in average deposits by line of business (excluding FSD and institutional CDs) 4Q06 3Q06 Q-Q Chg Business Bank (excluding FSD) $11.8 $11.6 2% Retail Bank 16.9 16.8 1% Wealth & Institutional Management 2.4 2.3 1% Total $31.1 $30.7 1% Average deposits (excluding FSD and institutional CDs) are up in Texas and the West 4Q06 3Q06 Q-Q Chg Midwest & Other (excl. institutional CDs) $18.2 $18.2 0% Western (excluding FSD) 9.0 8.6 5% Texas 3.8 3.7 3% Florida 0.3 0.3 -7% Total $31.3 $30.8 1% Deposit initiatives: Incentives for deposit gathering Building banking centers New Treasury Management products $ in billions; % change based on full dollar amount

Banking Center Expansion: Growing in the Growth Markets Location of New Banking Centers 2006 2005 2004 California 12 8 9 Arizona 2 2 0 Texas 7 7 3 Florida 3 0 0 Michigan 1 1 5 Total 25 18 17 Since late 2004, opened 60 new banking centers 96% of new banking centers opened in 2006 were in high growth markets Opening about 30 new banking centers in 2007 with over 90% in high growth markets Deposits at new banking centers are ahead of expectations

MI TX AZ CA FL Banking Centers 0.62 0.168 0.013 0.18 0.021 MI TX AZ CA FL Banking Centers 0.46 0.19 0.05 0.23 0.07 Banking Center Expansion: Growing in the Growth Markets December 2006 2010 Projected 393 Banking Centers 512 Banking Centers

Retail Bank Business Bank WIM Average Deposits 0.52 0.4 0.08 New Banking Centers: Contribution From All Lines of Business Deposits: $792 million Reflects December 2006 average balances for the 60 banking centers open three years or less

New Banking Center Statistics About $2-3 million in capital outlay per banking center Average banking center: 3,300 - 4,300 sq. feet Average first year expenses of $750 - $900 thousand Average banking center staff: 5.5 employees

2005 2006 YOY% Assets/FTE * $ 87,574 $ 103,391 18.1% Revenues/FTE $287,965 $ 322,526 12.0% New Annualized Fees/FTE $ 9,600 $ 11,005 14.6% Loans & Deposits/FTE * $ 4,363 $ 4,895 12.5% Headcount (Average FTE) 1,426 1,268 -11.1% * At December 31 $ in thousands Data excludes Munder Capital Management, a discontinued operation Efficiency Metrics Wealth & Institutional Management: Making Gains in Efficiency

2007 Full Year Outlook % Change over 2006 Loan growth (excluding Financial Services Division) High single-digit West Low double-digit Texas Low double-digit Midwest & Other Low single-digit Net interest margin of about 3.75% Credit-related net charge-offs of about 20 bps (Provision for credit losses modestly in excess of credit-related net charge-offs) Noninterest income Low single-digit* Noninterest expenses Low single-digit** (Excluding the provision for credit losses on lending-related commitments) Active Capital Management Tier 1 Common*** 6.50% to 7.50% Tier 1 Capital 7.25% to 8.25% *excluding Financial Services Division-related lawsuit settlement and loss on the sale of the Mexican bank charter in 2006 **excluding interest on tax liabilities for 2006 and 2007 which will be reclassified to the provision for income taxes in first quarter 2007 (FIN 48) ***Regulatory Tier 1 Capital Ratio excluding preferred and trust preferred securities

2007 Initiatives Open 30 new banking centers, primarily in our high growth markets 26 new or enhanced corporate treasury management products under development over the next 18 months Continue to drive lender efficiency through the implementation of data capture, loan origination and risk rating technology (DCORR) Co-location of Private Bankers in Banking Centers Introduce Wealth Station Launch WorldPerks(r) Check Card

Total Payout Ratio * Excluding Framlington gain ** Excluding Munder Capital Management gain Buyback Dividend '02 0.908 0.557 '03 0.57 0.53 '04 0.961 0.48 '05* 1.076 0.442 '06** 0.972 0.484 Historical Total Payout Average (2002-2006) = 90% Dividends = 50% Buyback = 40%

Comerica: A Sound Investment Focused Strategy Unique relationship banking model Investing for the Future Banking center expansion in higher growth markets Larger contribution from Wealth & Institutional Management and Retail Bank Improved risk management New and enhanced products and services History of Earnings Payout 38 consecutive years of dividend increases Active share repurchase program: repurchased 6.6 million shares in 2006

APPENDIX

Financial Results 4Q06 3Q06 Q - Q% Chg FY06 FY05 Y - Y% Chg Net Income $299 $200 49% $893 $861 4% Diluted EPS from continuing operations Diluted EPS $1.16 $1.87 $1.20 $1.23 -3% 52% $4.81 $5.49 $4.84 $5.11 -1% 7% Return on Equity 22.63% 15.38% 17.24% 16.90% Net Interest Income $502 $502 0% $1,983 $1,956 1% Net Interest Margin 3.75% 3.79% 3.79% 4.06% Provision for Loan Losses $22 $15 N/M $37 $(47) N/M Noninterest Income $262 $195 34% $855 $819 5% Noninterest Expenses $457 $399 15% $1,674 $1,613 4% $ in millions, except per share data N/M = Not Meaningful Data has been restated to reflect the results of Munder Capital Management as a discontinued operation

Positive Core Operating Trends* Highlight Fourth Quarter 2006 Results * From continuing operations ** Loan growth figures exclude Financial Services Division; Analysis of 4Q06 compared to 3Q06 Annualized average loan growth of 5%** Florida: 16% Texas: 15% Western: 10% Midwest & Other: -1% Solid credit quality Net credit-related charge-offs as a percentage of average total loans of 19 bps Nonperforming assets of 0.49% of total loans and other real estate Active capital management: 1.5 million shares repurchased Completed sale of Munder Capital Management

Positive Core Operating Trends* Highlight Full Year 2006 Results Average loan growth of 8%** Florida: 25% Texas: 19% Western: 15% Midwest & Other: 1% Total revenue* increased 2% excluding the following: $47 million settlement from a Financial Services Division-related lawsuit in 2006 $12 million loss on the sale of the Mexican bank charter in 2006 $20 million benefit from a warrant accounting change in 2005 Solid credit quality FY06 FY05 Net credit-related charge-offs to avg. total loans 15bps 26bps Total net credit-related charge-offs (in millions) $72 $116 Total provision for credit losses (in millions) $42 ($29) *From continuing operations ** Loan growth figures exclude Financial Services Division Analysis of full year 2006 compared to full year 2005

Certain Items Impacting Continuing Operations(1) 4Q06 3Q06 FY06 FY05 Financial Services Division-related lawsuit settlement $ 0.19 $ -- $ 0.19 $ -- Loss on sale of Mexican bank charter -- (0.03) (0.05) -- Tax adjustments (0.14) -- (0.04) -- Tax-related interest adjustments (0.05) -- (0.13) -- Warrant accounting adjustments -- -- -- 0.06 Performance-based compensation related to Munder gain (0.04) -- (0.04) -- Charitable Foundation contribution (0.04) -- (0.04) (0.04) Dollar amounts per diluted share (1) We have provided these amounts so that shareholders, analysts, regulators and others will be better able to evaluate the impact of certain items included in our Generally Accepted Accounting Principles (GAAP) results

Diverse Line of Business Loan Growth 4Q06 3Q06 Q - Q% Change FY06 FY05 Y - Y% Change Middle Market $15.8 $15.6 1% $15.4 $14.6 6% Commercial Real Estate 6.6 6.7 -1% 6.4 5.5 16% Global Corporate Banking 5.0 4.9 1% 4.8 4.9 -1% National Dealer Services 5.0 4.9 3% 5.0 4.2 20% Specialty Businesses* > Excluding FSD 6.4 4.5 6.3 4.2 1% 6% 6.5 4.1 5.4 3.5 20% 17% SUBTOTAL - BUSINESS BANK $38.8 $38.4 1% $38.1 $34.6 10% Small Business Banking 3.9 3.9 1% 3.8 3.5 7% Personal Banking 2.2 2.2 0% 2.3 2.3 -1% SUBTOTAL - RETAIL BANK $6.1 $6.1 1% $6.1 $5.8 4% Private Banking 3.7 3.6 3% 3.6 3.4 5% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $3.7 $3.6 3% $3.6 $3.4 5% TOTAL > EXCLUDING FSD $48.6 $46.7 $48.1 $46.0 1% 1% $47.8 $45.4 $43.8 $41.9 9% 8% Average loans in $billions; % change based on full dollar amount * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Fourth Quarter 2006 Average Loans Detail Midwest & Other Western Texas Florida International TOTAL Middle Market $9.5 $4.3 $1.7 $0.3 $0.0 $15.8 Commercial Real Estate 2.6 2.6 1.0 0.4 0.0 6.6 Global Corporate Banking 1.9 0.9 0.4 0.0 1.8 5.0 National Dealer Services 0.7 3.3 0.2 0.8 0.0 5.0 Specialty Businesses* 1.8 3.0 1.6 0.0 0.0 6.4 SUBTOTAL - BUSINESS BANK $16.5 $14.1 $4.9 $1.5 $1.8 $38.8 Small Business Banking 2.1 1.0 0.8 0.0 0.0 3.9 Personal Banking 2.0 0.0 0.2 0.0 0.0 2.2 SUBTOTAL - RETAIL BANK $4.1 $1.0 $1.0 $0.0 $0.0 $6.1 Private Banking 1.7 1.1 0.5 0.4 0.0 3.7 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $1.7 $1.1 $0.5 $0.4 $0.0 $3.7 TOTAL $22.3 $16.2 $6.4 $1.9 $1.8 $48.6 $ in billions * Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS

Line of Business Deposits 4Q06 3Q06 Q - Q% Change FY06 FY05 Y - Y% Change Middle Market $4.3 $4.2 2% $4.2 $4.2 0% Commercial Real Estate 1.2 1.1 2% 1.1 1.0 13% Global Corporate Banking 3.1 3.1 -1% 3.2 3.5 -9% National Dealer Services 0.1 0.1 0% 0.1 0.1 0% Specialty Businesses1 > Excluding FSD 8.4 3.1 8.6 3.0 -2% 4% 9.2 3.1 11.6 3.2 -21% -4% SUBTOTAL - BUSINESS BANK >Excluding FSD $17.1 $11.8 $17.2 $11.6 0% 2% $17.8 $11.7 $20.4 $12.0 -13% -2% Small Business Banking 3.9 3.8 3% 3.9 3.8 1% Personal Banking 13.0 12.9 1% 12.9 13.0 0% SUBTOTAL - RETAIL BANK $16.9 $16.7 1% $16.8 $16.8 0% Private Banking 2.4 2.4 1% 2.4 2.5 -3% SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $2.4 $2.4 1% $2.4 $2.5 -3% Finance/Other2 6.8 5.6 N/M 5.1 0.9 N/M TOTAL > EXCLUDING FSD $43.2 $37.9 $41.9 $36.3 3% 4% $42.1 $36.0 $40.6 $32.2 4% 12% Average deposits in $billions; % change based on full dollar amount N/M = Not Meaningful 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes Institutional CD's: 4Q06 - $5.8B; 3Q06 - $5.2B; FY06 - $4.5B; FY05 - $0.5B

Fourth Quarter 2006 Average Deposits Detail Midwest & Other Western Texas Florida TOTAL Middle Market $0.9 $3.2 $0.2 $0.0 $4.3 Commercial Real Estate 0.6 0.4 0.1 0.1 1.2 Global Corporate Banking 2.6 0.3 0.2 0.0 3.1 National Dealer Services 0.0 0.1 0.0 0.0 0.1 Specialty Businesses1 0.6 7.3 0.5 0.0 8.4 SUBTOTAL - BUSINESS BANK $4.7 $11.3 $1.0 $0.1 $17.1 Small Business Banking 2.1 0.9 0.9 0.0 3.9 Personal Banking 10.6 0.8 1.6 0.0 13.0 SUBTOTAL - RETAIL BANK $12.7 $1.7 $2.5 $0.0 $16.9 Private Banking 0.7 1.2 0.3 0.2 2.4 SUBTOTAL - WEALTH & INSTITUTIONAL MANAGEMENT $0.7 $1.2 $0.3 $0.2 $2.4 Finance/Other2 6.8 0.0 0.0 0.0 6.8 TOTAL $24.9 $14.2 $3.8 $0.3 $43.2 $ in billions 1 Specialty Businesses includes: Entertainment, Energy, FSD, Leasing and TLS 2 Finance/Other includes $5.8B in Institutional CD's; included in Finance Division segment

Financial Services Division Data 4Q06 3Q06 FY06 FY05 Average Balance Sheet Noninterest-bearing $4.0 $4.1 $4.4 $5.9 Interest-bearing 1.3 1.4 1.7 2.6 Total Deposits $5.3 $5.5 $6.1 $8.5 Total Loans $1.9 $2.1 $2.4 $1.9 Noninterest Expenses Customer Services $14 $11 $47 $69 Average Rates FSD Loans (Primarily Low-rate) 0.66% 0.64% 0.57% 0.45% FSD Interest-bearing Deposits 3.94% 3.95% 3.86% 2.91% Balance Sheet data in $billions; Noninterest Expense data in $millions 2007 Full Year Outlook: Average noninterest-bearing deposits are expected to decline about 10-15 percent from fourth quarter 2006 levels Average loans are expected to fluctuate with the level of noninterest-bearing deposits

Western Florida Midwest & Other Texas FL 4Q06 Avg Dealer Loans 3.3 0.8 0.7 0.2 0.02 Franchise Distribution* Toyota / Lexus 20% Honda / Acura 16% Daimler Chrysler 14% Ford 14% General Motors 10% Other Asian 6% Nissan / Infinity 5% Other European 4% Other** 11% 4Q06 Average Loans Outstanding: $5.0 billion Midwest & Other $0.7B 15% Western $3.3B 65% Texas $0.2B 4% Florida $0.8B 16% Geographic Dispersion * Franchise distribution based on December 31, 2006 period-end outstandings ** "Other" includes obligations where a primary franchise is indeterminable (rental car and leasing companies, heavy truck, recreational vehicles, and non-floor plan loans) Diversified National Dealer Services Business

Debt Ratings

Investor Relations Contacts Darlene Persons Director of Investor Relations (313) 222-2840 DPPersons@Comerica.com Paul Jaremski Vice President (313) 222-6317 PJaremski@Comerica.com